UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K/A
(Amendment Number One)
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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report:  January 30, 2017
Earliest Event Date requiring this Report:  January 30, 2017
DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)

CAPSTONE COMPANIES, INC.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

FLORIDA	0-28331	84-1047159
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identication Number)

350 Jim Moran Blvd.
Suite 120
Deerfield Beach, Florida 33442
(Address of principal executive offices)

(954) 570-8889
(Registrant's telephone number, including area code)

EXPLANATORY NOTE

This Current Report of Form 8-K/A (Amendment Number One) is filed to amend the Current Report on Form 8-K filed by Capstone Companies, Inc. with the Securities and Exchange Commission on January 11, 2017.

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION
ITEM 7.01 REGULATION FD DISCLOSURE.

On January 30, 2017, Stewart Wallach, President and Chief Executive Officer, and Gerry McClinton, Chief Financial Officer, of Capstone Companies, Inc., a Florida corporation, ("Company") gave an  investor presentation ("Investor Presentation") at the Noble Financial Capital Markets 13th Annual Investor Conference ("Noble-Con13") in Boca Raton, Florida.  The press release and written materials used in connection with the Noble-Con13 Investor Presentation is filed as Exhibit 99.2 and Exhibit 99.3, respectively, to this Current Report on Form 8-K/A.

By filing this report and furnishing the information contained herein, the Company makes no admission as to the materiality of any information in this Current Report on Form 8-K/A that is required to be disclosed solely by reason of Regulation FD.

The information contained in the press release and Investor Presentation are summary information that is intended to be considered in the context of the Company's Securities and Exchange Commission ("SEC") filings and other public announcements that the Company may make, by press release or otherwise, from time to time.  The Company undertakes no duty or obligation to publicly update or revise the information contained in this report, although it may do so from time to time as its management believes is warranted or required.  Any such updating may be made through the filing of other reports or documents with the SEC, through press releases or through other public disclosure.

The contents of the URL's referenced in this Current Report on Form 8-K/A and the press release attached hereto as Exhibit 99.2 are not incorporated herein and are not made a part of this Current Report on Form 8-K/A.

In accordance with General Instruction B.2 on Form 8-K, the information set forth in Item 2.02 and in Item 7.01 and the press release attached to this report as Exhibit 99.2 and the Investor Presentation attached to this report as Exhibit 99.3 are each "furnished" and shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, nor shall such information be deemed incorporated by reference in any filing under the Securities Exchange Act of 1934, as amended, or the Securities Act of 1933, as amended.

ITEM 9.01.    Financial Statements and Exhibits.

EXHIBIT NUMBER	DESCRIPTION

99.1	Capstone Companies, Inc. Press Release re: Presentation at Noble Financial Capital Markets 13th Annual Investor Conference, dated January 11, 2017*
99.2	Capstone Companies, Inc. Press Release for investor presentation made at Noble Financial Capital Markets 13th Annual Investor Conference, dated January 30, 2017**
99.3	Capstone Companies, Inc. Written Presentation at Noble Financial Capital Markets 13th Annual Investor Conference, dated January 30, 2017**

*= Filed as Exhibit 99.1 to the Current Report on Form 8-K filed on January 11, 2017 with the Commission
** = Filed herein

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPSTONE COMPANIES, INC., A FLORIDA CORPORATION

Date:    January 30, 2017

By: /s/ Stewart Wallach
Chief Executive Officer